UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)            October 1, 2006
                                                  ------------------------------


                          MORGAN STANLEY CAPITAL I INC.
                    ---------------------------------------

             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                       333-130684               13-3291626
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(State or Other Jurisdiction            (Commission            (IRS Employer
of Incorporation)                       File Number)         Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                               10036
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code        (212) 761-4700
                                                    ----------------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01  Other Events.
---------  -------------

         On January 31, 2006 MSM Mortgage Loan Trust 2006-1AR (the "Issuing Entity" or the "Trust") was created pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (the "Registrant"), LaSalle Bank National Association, as trustee and custodian (the "Trustee"), and Wells Fargo Bank, National Association, as master servicer and securities administrator (the "Master Servicer"). Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a Prospectus Supplement filed on February 2, 2006 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-130684, for the Issuing Entity. The description of those agreements, together with other purchase and servicing agreements and derivatives contracts identified in that filing, are hereby incorporated herein by reference. On February 6, 2006 a separate Current Report on Form 8-K was filed by the Registrant which listed all the material contracts in connection with the MSM Mortgage Loan Trust 2006-1AR transaction. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the Mortgage Loan Purchase Agreement, the Purchase and Servicing Agreements, the Assignment, Assumption and Recognition Agreements and certain other agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the MSM Mortgage Loan Trust 2006-1AR.

         GMAC Mortgage Corporation ("GMAC") and Morgan Stanley Mortgage Capital Inc., as owner ("MSMCI" or "Owner") were parties to a Servicing Agreement, dated as of May 20, 2005 and a First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the "GMAC Servicing Agreement"), pursuant to which GMAC has agreed to service certain Mortgage Loans on behalf of the Owner. On October 1, 2006, the servicing of approximately 46.56% of the Mortgage Loans in the Mortgage Pool, by aggregate stated principal balance of the mortgage loans as of August 1, 2006, was transferred from GMAC to Central Mortgage Company ("Central Mortgage").

         Pursuant to Section 9.01(b) of the Pooling and Servicing Agreement, the Owner has exercised its right to terminate GMAC, without cause, as servicer for the Issuing Entity. Pursuant to a Servicing Rights Purchase Agreement dated as of April 17, 2006, as amended, between the Owner, as seller and Central Mortgage, as purchaser (the "Purchase Agreement"), Central Mortgage purchased the servicing rights from the Owner for fair market value. Central Mortgage has agreed to service the Mortgage Loans, subject to the terms of the GMAC Servicing Agreement, as modified by the Omnibus Assignment, Assumption and Recognition Agreement dated as of October 1, 2006 among the Owner, Central Mortgage and Trustee and acknowledged by the Master Servicer and the Registrant.

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

         Information relating to Central Mortgage as a servicer is summarized below. The information set forth below has been provided by Central Mortgage, and none of the Registrant, the Issuing Entity, the Master Servicer, the Trustee or any person other than Central Mortgage makes any representation as to the accuracy or completeness of such information.

Servicing Experience and Procedures of Central Mortgage Company

Central Mortgage Company
         The principal executive offices of Central Mortgage Company ("Central Mortgage") are located at 801 John Barrow Road, Little Rock, Arkansas 72205. Central Mortgage Company is an Arkansas corporation, and a wholly owned subsidiary of Arvest Bank, Fayetteville, Arkansas, which is a wholly owned subsidiary of Arvest Bank Group, Inc., a privately held multi-bank holding company.

         Central Mortgage was established in 1997 to, among other activities, service mortgage loans. Central Mortgage was acquired by Arvest Bank Group, Inc. in January 2000. Central Mortgage does not, at this time, originate loans. Central Mortgage instead focuses on acquiring servicing volume through the purchase of mortgage servicing rights or subservicing of prime and Alt-A first lien mortgage loans. Central Mortgage does not, as a regular part of its business, own the mortgage loans it services.

         Central Mortgage is an approved mortgage loan servicer for Fannie Mae, Freddie Mac, Ginnie Mae, U.S. Housing and Urban Development and Veterans Administration and has experience in servicing loans similar to the mortgage loans.

         Central Mortgage has been assigned a rating of SQ3+ by Moody's Investors Service as a primary servicer of residential prime and Alt-A first lien mortgage loans and a RPS3+ by Fitch Ratings as a primary servicer of residential prime product.

Multiple Servicers
         Well Fargo Bank, N.A. serves as the master servicer. The master servicer oversees the actions of all primary servicers and special servicers. Primary servicers have contact with the mortgagors on a day to day basis as needed, but special servicers only perform specific assigned functions related to servicing. Central Mortgage serves as a primary servicer.

Loan Servicing
         Central Mortgage has established standard policies for the servicing and collection of mortgages. Standard servicing which also is relevant to the mortgage loans involved herein includes, but is not limited to:

(a)      collecting, aggregating and remitting mortgage loan payments;

(b)      accounting for principal and interest;

(c) administration of escrow (impound) funds for payment of taxes and insurance;

(d)      management of adjustable rate mortgages;

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

(e)      oversight of delinquent mortgage loans;

(f)      loss mitigation remedies;

(g)      inspection of the mortgaged properties as needed;

(h) foreclosure proceedings and, as necessary, the liquidation of mortgaged properties;

(i)      bankruptcy proceedings; and

(j) generally administering the mortgage loans, for which a service fee is received.

         Billing statements are mailed monthly by Central Mortgage. The statement details loan activity and specifies the payment due as well as detailing various payment options available to the mortgagor, if applicable. Notice of changes in the applicable loan rate are provided to the mortgagor in a separate notification.

         Servicing policies and/or procedures with respect to mortgage loans may change over time in accordance with, among other things, changes in the servicing portfolio and applicable laws and regulations, as well as Central Mortgage's business judgment.

Loss Mitigation and Collection Procedures
         A key function of loss mitigation and collections is to have contact with the delinquent mortgagor and carefully evaluate the circumstances of their delinquency before the delinquency becomes more serious. In addition to telephone contacts, written correspondence is sent to the delinquent mortgagor. Most delinquencies cure quickly without the need for further collection activity. Pursuant to servicing procedures, a notice of intent to foreclose is sent on the 62nd day of delinquency. If the delinquency is not cured within 31 days of the notice of intent to foreclose, the loan will be presented to the foreclosure committee for review and, upon approval, the appropriate legal action to foreclose will begin. If the default is cured, the foreclosure action will be dismissed. Loss mitigation remedies, if appropriate and consistent with the related servicing agreement, are pursued throughout the delinquency and are continued during the foreclosure action. Mortgage loans in bankruptcy are monitored carefully and opportunities for loss mitigation sought out in accordance with law.

         Once foreclosure or bankruptcy is begun, a tracking system is utilized to monitor the status of the proceedings. The system includes state specific parameters that monitor time lines that are customary for the state in which the mortgage property is located. As part of the foreclosure process, the present value of the property will be determined and the foreclosure bid, if necessary, is established.

         If the mortgage property is foreclosed and not purchased by a third party at the foreclosure sale, Central Mortgage will liquidate the property. Pursuant to its efforts to sell such foreclosed property, Central Mortgage will protect and conserve the property in accordance with the appropriate servicing agreement or appropriate REMIC provisions and in a manner that does not result in a tax on "net income from foreclosure property" or cause such REO property to fail


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

to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the IRS Code. Upon final disposition of any REO property, Central Mortgage is entitled to reimbursement of related advances.

Material Terms of Servicing Agreement
         Central Mortgage's standard duties are described in the Loan Servicing portion of this statement. A copy of the relevant servicing agreement is maintained by the master servicer. Central Mortgage will also maintain a servicing file consisting of all documents necessary to service each mortgage loan; however it does not have physical possession of the original promissory note, original mortgage or deed of trust or other such documents which are maintained by a custodian selected by trustee. Central Mortgage is responsible for maintaining a complete set of books and records for the mortgage loans, which is required to be appropriately identified in Central Mortgage's computer system to reflect the ownership of the mortgage loan by the trustee. Unless authorized by the trustee, Central Mortgage will segregate into separate accounts all collections from the mortgage loans, and maintain custodial accounts as necessary. Central Mortgage is required to forward to the custodian on behalf of the trustee all original documents in its possession evidencing an assumption, modification, consolidation or extension of any mortgage loan entered into in accordance with the servicing agreement promptly after their execution.

Back-Up Servicing

         In the event of an occurrence of a natural disaster or other significant event that would cause Central Mortgage to temporarily loose the ability to service the loans, a back-up system has been established and is currently operational for servicing so that no significant interruption would occur. The back-up servicer is Arvest Mortgage Company, Lowell, Arkansas, ("AMC"). AMC is an affiliated company with Central Mortgage.

         AMC's servicing system is located approximately 170 miles from Central Mortgage's location in Little Rock, Arkansas. AMC presently shares a number of operating systems and processes with Central Mortgage, but the data bases are completely separate. AMC and Central Mortgage have sufficient safeguards in place to support independent daily servicing activities, provide back-up and prevent data corruption or access by outside parties. Only in the case of a disaster or other significant event would Central Mortgage's data be accessible from AMC's location. Personnel are either currently available at AMC to handle Central Mortgage's servicing on a temporary basis or current Central Mortgage employees could relocate to provide additional support. Facilities for recognition of loan data, telephone, email, and image retention are currently in place. Central Mortgage's customers would not be aware of any interruption in normal servicing.

Foreclosure, Delinquency and Loss Experience
         The following table summarizes the delinquency, foreclosure and loss experience for all the mortgage loans serviced by Central Mortgage. The data presented in the following table is for illustrative purposes only, and there is no assurance that the delinquency, foreclosure, or loss experience of the mortgage loans included in the trust will be similar to that set forth below.

         The actual loss and delinquency experience will depend, among other things, upon factors beyond the contract of Central Mortgage, such as national and local economic conditions, real estate markets in servicing area, the real estate value securing the mortgage loans, and the financial strength of the mortgagors.

                            Central Mortgage Company
                Overall Mortgage Portfolio Delinquency Experience

                                                              At December 31,
                       ----------------------------------------------------------------------------------------------
                                          2002                                           2003
                       ----------------------------------------------------------------------------------------------
                                   Percent                    Percent              Percent                     Percent
                          Number      of                        by      Number        of                         by
                            of    Servicing      Loan          Loan       of      Servicing        Loan         Loan
                          Loans   Portfolio     Amounts       Amounts    Loans    Portfolio      Amounts       Amounts
                          -----   ---------     -------       -------    -----    ---------      -------       -------
Total Portfolio          22,624    100.00%   $1,880,813,160   100.00%  41,706     100.00%     $5,314,969,650  100.00%

Period of Delinquency
   30-59 Days               878      3.88%   $73,484,661        3.91%   1,008       2.42%     $102,782,884      1.93%
   60-89 Days               234      1.03%   $23,524,517        1.25%     238       0.57%     $21,856,399       0.41%
   90-120 Days               88      0.39%   $8,167,908         0.43%      89       0.21%     $8,102,848        0.15%
   Over 120 Days             66      0.29%   $5,772,605         0.31%      29       0.07%     $1,976,636        0.04%
Sub Total                 1,266      5.60%   $110,949,691       5.90%   1,364       3.27%     $134,718,767      2.53%

Delinquency Status
   Bankruptcy                57      0.25%   $4,917,866         0.26%     118       0.28%     $8,744,389        0.16%
   Foreclosure              116      0.51%   $9,831,932         0.52%     164       0.39%     $13,340,000       0.25%
   Real Estate Owned          0      0.00%   $0                 0.00%       0       0.00%     $0                0.00%
Sub Total                   173      0.76%   $14,749,798        0.78%     282       0.68%     $22,084,389       0.42%

Total Delinquent Loans    1,439      6.36%   $125,699,489       6.68%   1,646       3.95%     $156,803,156      2.95%

                                                              At December 31,
                       ----------------------------------------------------------------------------------------------
                                          2004                                           2005
                       ----------------------------------------------------------------------------------------------
                                   Percent                    Percent              Percent                     Percent
                          Number      of                        by      Number        of                         by
                            of    Servicing      Loan          Loan       of      Servicing        Loan         Loan
                          Loans   Portfolio     Amounts       Amounts    Loans    Portfolio      Amounts       Amounts
                          -----   ---------     -------       -------    -----    ---------      -------       -------
Total Portfolio          85,727    100.00%   $13,272,305,829  100.00%  99,591     100.00%     $18,599,213,273  100.00%

Period of Delinquency
   30-59 Days             1,753      2.04%   $225,874,590       1.70%   2,191       2.20%     $425,891,951       2.29%
   60-89 Days               379      0.44%   $41,658,825        0.31%     424       0.43%     $57,997,436        0.31%
   90-120 Days              111      0.13%   $12,093,004        0.09%     144       0.14%     $20,514,729        0.11%
   Over 120 Days             71      0.08%   $6,284,723         0.05%     115       0.12%     $13,519,839        0.07%
Sub Total                 2,314      2.70%   $285,911,142       2.15%   2,874       2.89%     $517,923,955       2.78%

Delinquency Status
   Bankruptcy               131      0.15%   $11,539,729        0.09%     246       0.25%     $24,761,164        0.13%
   Foreclosure              214      0.25%   $20,197,404        0.15%     253       0.25%     $28,763,225        0.15%
   Real Estate Owned          0      0.00%   $0                 0.00%       0       0.00%     $0                 0.00%
Sub Total                   345      0.40%   $31,737,133        0.24%     499       0.50%     $53,524,389        0.29%

Total Delinquent Loans    2,659      3.10%   $317,648,275       2.39%   3,373       3.39%      $571,448,344      3.07%

                       -----------------------------------------------
                                     At June 30, 2006
                       -----------------------------------------------
                                 Percent                     Percent
                        Number      of                         by
                          of    Servicing       Loan          Loan
                        Loans   Portfolio     Amounts        Amounts
                        -----   ---------     -------        -------
Total Portfolio         101,769     100%   $18,517,101,876     100%

Period of Delinquency
   30-59 Days             1,653     1.62%     $255,467,242    1.38%
   60-89 Days               369     0.36%      $62,443,729    0.34%
   90-120 Days              136     0.13%      $22,606,968    0.12%
   Over 120 Days             88     0.09%      $10,402,145    0.06%
Sub Total                 2,246     2.20%     $350,920,084    1.90%

Delinquency Status
   Bankruptcy               323     0.31%      $33,192,332    0.18%
   Foreclosure              343     0.34%      $48,580,969    0.26%
   Real Estate Owned         16     0.02%       $3,036,103    0.02%
Sub Total                   682     0.67%      $84,809,404    0.46%


Total Delinquent Loans    2,928     2.87%     $435,729,488    2.36%



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  October 5, 2006


                                          MORGAN STANLEY CAPITAL I INC.


                                          By:  /s/ Valerie Kay
                                              ----------------------------------
                                          Name:    Valerie Kay
                                          Title:  Executive Director



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